Exhibit 10.1

FIRST AMENDMENT
TO
STAY BONUS AGREEMENT

          This First Amendment (this “Amendment”) is made as of June 21, 2004, to the Stay Bonus Agreement dated as of April 5, 2004 (the “Agreement”) by and between Wilsons The Leather Experts Inc., a Minnesota corporation (hereinafter, “Wilsons”) and Peter G. Michielutti (hereinafter, the “Executive”).

RECITALS

          A.       Wilsons has determined that it is in the best interests of Wilsons to retain the services of the Executive under the terms of the Agreement as modified by this Amendment, and

          B.       Wilsons and the Executive desire to modify certain terms of the Agreement, and

          C.       By signing this Amendment, the Executive is accepting such modified terms and conditions of the Agreement.

          NOW, THEREFORE, the parties agree as follows:

          1.       The first sentence of paragraph 2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“a.	The Executive will be entitled to payment of $100,000 if (i) the performance criteria contained in subparagraph 2(a)(i) is achieved by August 15, 2004 and the performance criteria contained in subparagraph 2(a)(ii) below (collectively, the “Summer Performance Criteria”) is achieved on or before August 15, 2004 and Executive is employed by Wilsons on the day on which the Summer Performance Criteria are achieved or (ii) the Executive is terminated by Wilsons without Cause prior to August 15, 2004.”

          2.       All references in the Agreement to the “June Performance Criteria” shall hereby be deemed to be references to the “Summer Performance Criteria.”

          3.       All references in the Agreement and the Amendment to this “Agreement,” the “Agreement,” “hereunder,” “herein,” or “hereof” shall hereby be deemed to be references to the Agreement, as amended by this Amendment and so hereafter amended by any other amendment adopted in accordance with paragraph 9 of the Agreement.

          IN WITNESS HEREOF, the parties have executed this Amendment effective as of the date set forth above.

EXECUTIVE	WILSONS THE LEATHER EXPERTS INC.

/s/ Peter G. Michielutti	By /s/ David L. Rogers

Peter G. Michielutti	Its President